ROYSTER-CLARK, INC.

                            ROYSTER-CLARK GROUP, INC.


                                  $200,000,000


                      10 1/4% First Mortgage Notes due 2009


                               Purchase Agreement


                                 April 15, 1999

                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION


                           J.P. MORGAN SECURITIES INC.




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                                  $200,000,000

                      10 1/4% First Mortgage Notes due 2009

                             of ROYSTER-CLARK, INC.

                               PURCHASE AGREEMENT


                                                                  April 15, 1999

Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
c/o Donaldson, Lufkin & Jenrette
    Securities Corporation
277 Park Avenue
New York, New York 10172

Dear Sirs:

     Royster-Clark, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") and J.P. Morgan Securities Inc. (each, an "Initial Purchaser" and, collectively, the "Initial Purchasers") an aggregate of $200,000,000 in principal amount of its 10 1/4% First Mortgage Notes due 2009 (the "First Mortgage Notes"), subject to the terms and conditions set forth herein. The First Mortgage Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors (as defined below) and United States Trust Company of New York, as trustee (the "Trustee"). The First Mortgage Notes and the Exchange Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Guarantees") by each of the entities listed on Schedule A, hereto (each, a "Guarantor" and collectively the "Guarantors"). Upon the acquisition by the Company of IMC AgriBusiness, Inc., Hutson's Ag Services, Inc. and IMC Nitrogen Company (collectively, "AgriBusiness") from IMC Global, Inc. and the formation by the Company of Royster-Clark Realty LLC, Royster-Clark AgriBusiness Realty LLC, Royster-Clark Hutson's Realty LLC, Royster-Clark Nitrogen Realty LLC and Royster-Clark Resources LLC (collectively, the "Special Purpose Subsidiaries"), AgriBusiness and the Special Purpose Subsidiaries will executive the Purchase Agreement Supplement in substantially the form set forth in Exhibit B hereto (the "Purchase Agreement Supplement") pursuant to Section 9(a) hereof. The obligations of the Company under the First Mortgage Notes and Guarantees will be secured by (i) first mortgages on 18 of the Company's and its subsidiaries' principal properties and related fixtures and equipment and other related assets and (ii) all of the equity interests of the Special Purpose Subsidiaries, that collectively own substantially all of the Farmarkets and retail farm centers. For purposes of this Agreement, Conetoe Chemical Corporation and George Smith Ag. Services, Inc. will not be treated as subsidiaries of the Company. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.


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     The Company intends to use the proceeds from the sale of the First Mortgage
Notes together with the proceeds from borrowings under the senior secured credit agreement by and among the Company, the Guarantors (other than the Special Purpose Subsidiaries), DLJ Capital Funding, Inc., as arranger and syndication agent, and J.P. Morgan Securities Inc., as documentation agent, and U.S. Bancorp Ag Credit, Inc., as administrative agent (the "Senior Secured Credit Facility") and an equity investment from Royster-Clark Group, Inc., the parent of the Company ("Royster-Clark Group") (the "Equity Investment") (i) to acquire (a) AgriBusiness from IMC Global, Inc. pursuant to a definitive purchase agreement dated January 21, 1999, as amended on April 13, 1999 (the "Acquisition Agreement") and (b) Royster-Clark, Inc. from its current owners, (ii) to refinance indebtedness, (iii) to provide for the working capital requirements of the Company subsequent to the acquisitions and (iv) for general corporate purposes.

     1. Offering Memorandum.

     The First Mortgage Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated April 6, 1999 (the "Preliminary Offering Memorandum") and a final offering memorandum, dated April 15, 1999 (the "Offering Memorandum"), relating to the First Mortgage Notes and the Guarantees.

     Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the First Mortgage Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

     "This First Mortgage Note (or its predecessor) has not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. persons, except as set forth in the next sentence. By its acquisition hereof or of a beneficial interest herein, the holder:

          (1) Represents that (a) it is a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act) (a "QIB"), (b) it has acquired this First Mortgage Note in an offshore transaction in compliance with Regulation S under the Securities Act or (c) is otherwise permitted to purchase this First Mortgage Note pursuant to clause (2) below,

          (2) Agrees that it will not resell or otherwise transfer this First Mortgage Note except (a) to the Company or any of its subsidiaries, (b) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (c) in an offshore transaction meeting the requirements of Rule 904 of the Securities Act, (d) in a transaction meeting the requirements of Rule 144 under the Securities Act, (e) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel acceptable to the Company) or (f) pursuant to an effective registration


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     statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and

          (3) Agrees that it will deliver to each person to whom this First Mortgage Note or an interest herein is transferred a notice substantially to the effect of this legend.

          As used herein, the terms "offshore transaction" and "United States" have the meanings given to them by Rule 902 of Regulation S under the Securities Act. The Indenture contains a provision requiring the trustee to refuse to register any transfer of this First Mortgage Note in violation of the foregoing."

     2. Agreements to Sell and Purchase.

     On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amounts of First Mortgage Notes set forth opposite the name of such Initial Purchaser on Schedule B hereto at a purchase price equal to 97.25% of the principal amount thereof (the "Purchase Price").

     3. Terms of Offering.

     The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "Exempt Resales") of the First Mortgage Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) persons permitted to purchase the First Mortgage Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchasers will offer the First Mortgage Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the First Mortgage Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such First Mortgage Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 10 1/4% First Mortgage Notes due 2009 (the "Exchange Notes"), to be offered in exchange for the First Mortgage Notes (such offer to exchange being referred to as the "Exchange Offer") and the Guarantees thereof and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the First Mortgage Notes and to use its best efforts to cause such Registration Statements to be declared and remain


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

effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Purchase Agreement Supplement, the Indenture, the Notes, the Guarantees, the Security Agreements listed on Schedule C, the Registration Rights Agreement, the Acquisition Agreement and the Senior Secured Credit Facility are hereinafter sometimes referred to collectively as the "Operative Documents."

     4. Delivery and Payment.

     Delivery of, and payment of the Purchase Price for, the First Mortgage Notes shall be made at the offices of Latham & Watkins, New York, New York 10022 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on April 22, 1999 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the First Mortgage Notes are herein called the "Closing Date."

     One or more of the First Mortgage Notes in definitive global form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the First Mortgage Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers directs) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

     5. Agreements of the Company and the Guarantors.

     Each of the Company and the Guarantors hereby agrees with the Initial Purchasers as follows:

        (a) Each of AgriBusiness and the Special Purpose Subsidiaries shall have signed the Purchase Agreement Supplement, which shall substantially be in the form of Exhibit B hereto.

        (b) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any First Mortgage Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(f) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(d) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company and the Guarantors shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any First Mortgage Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or


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other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any First Mortgage Notes under any state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

        (c) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(d). Subject to the Initial Purchasers' compliance with its representations and warranties and agreements set forth in Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

        (d) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers and in connection with market-making activities of the Initial Purchasers until the consummation of the Exchange Offer, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales or such market-making activities.

        (e) If, during the period referred to in Section 5(d) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

        (f) Prior to the sale of all First Mortgage Notes pursuant to Exempt Resales as contemplated hereby, to reasonably cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the First Mortgage Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or


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

taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

        (g) So long as the Notes are outstanding, (i) to mail and make generally available as soon as reasonably practicable and in no event later than 90 days after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as reasonably practicable and in no event later than 45 days after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

        (h) So long as the Notes are outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act"), to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to its security holders and in any event such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

        (i) So long as any of the First Mortgage Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any holder of First Mortgage Notes in connection with any sale thereof and any prospective purchaser of such First Mortgage Notes from such holder, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

        (j) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the First Mortgage Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the First Mortgage Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering,


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purchase, sale or delivery of the First Mortgage Notes, (iv) all costs of reproducing the documents, agreements and filings which are listed on Schedule C hereto (collectively, the "Security Agreements") and any other agreements or documents in connection with the offering, purchase, sale or delivery of the First Mortgage Notes, (v) all expenses in connection with the registration or qualification of the First Mortgage Notes and the Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto not to exceed $7,500), (vi) the cost of printing certificates representing the First Mortgage Notes and the Guarantees, (vii) all expenses and listing fees in connection with the application for quotation of the First Mortgage Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (viii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Guarantees, (ix) the fees and expenses of the Collateral Agent (as defined in the Offering Memorandum) in connection with the Security Agreements, (x) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (xi) any fees charged by rating agencies for the rating of the Notes, (xii) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xiii) and all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this section.

        (k) To use its commercially reasonable efforts to effect the inclusion of the First Mortgage Notes in PORTAL and to maintain the listing of the First Mortgage Notes on PORTAL for so long as the First Mortgage Notes are outstanding.

        (l) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

        (m) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor substantially similar to the Notes and the Guarantees (other than (i) the Notes and the Guarantees, (ii) $10.0 million of non-cash pay subordinated notes purchased by IMC Global, Inc.,
(iii) $10.0 million of non-cash pay subordinated notes purchased by 399
Ventures and (iv) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

        (n) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the First Mortgage Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the First Mortgage Notes under the Act.

        (o) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes and the related Guarantees.



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        (p) To the extent permitted by applicable law, to cause the Exchange
Offer to be made in the appropriate form to permit the Exchange Notes and the guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the First Mortgage Notes and the Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

        (q) To comply with all of its agreements set forth in the Registration Rights Agreement.

        (r) To use its commercially reasonable efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the First Mortgage Notes and the Guarantees.

     6. Representations, Warranties and Agreements of the Company and the Guarantors.

     As of the date hereof, each of the Company and the Guarantors represents and warrants to, and agrees with, the Initial Purchasers that:

        (a) The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers expressly for use therein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

        (b) Each of Royster-Clark Group, the Company and the Company's subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of Royster-Clark Group, the Company and the Company's subsidiaries, taken as a whole, or on the validity of this Agreement or the other Operative Documents (a "Material Adverse Effect").



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        (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights.

        (d) All outstanding shares of capital stock of each Guarantor have been duly authorized and validly issued and are fully paid, non-assessable and were not issued in violation of preemptive or similar rights.

        (e) On the Closing Date, the entities listed on Schedule A hereto are the only subsidiaries, direct or indirect, of the Company. On the Closing Date all of the outstanding ownership interests of AgriBusiness will have been duly authorized and validly issued and will be fully paid and non-assessable, and will be owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").

        (f) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing
Date). On the Closing Date, the Purchase Agreement Supplement will be duly authorized, executed and delivered by AgriBusiness and each of the Special Purpose Subsidiaries.

        (g) The Indenture has been duly authorized by the Company and each of the Guarantors (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date) and, on the Closing Date, will have been validly executed and delivered by the Company and each of the Guarantors. When the Indenture has been duly executed and delivered by the Company and each of the Guarantors, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

        (h) The First Mortgage Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the First Mortgage Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the First Mortgage Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the First Mortgage Notes will conform as to legal matters in all material respects to the description thereof contained in the Offering Memorandum.



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

        (i) On the Closing Date, the Exchange Notes will have been duly authorized by the Company. When the Exchange Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Exchange Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

        (j) On the Closing Date, the Security Agreements will have been duly authorized by the Company and the Guarantors, as applicable, and upon execution and delivery by the Company and the Guarantors, as applicable (assuming the due execution and delivery by the Collateral Agent), will be enforceable against the Company and the Guarantors, as applicable, in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Security Agreements will conform as to legal matters in all material respects to the description thereof contained in the Offering Memorandum.

        (k) The Guarantee to be endorsed on the First Mortgage Notes by each Guarantor has been duly authorized by such Guarantor (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date) and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the First Mortgage Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Guarantees to be endorsed on the First Mortgage Notes will conform as to legal matters in all material respects to the description thereof contained in the Offering Memorandum.

        (l) The Guarantee to be endorsed on the Exchange Notes by each Guarantor has been duly authorized by such Guarantor (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date) and, when issued, will have been duly executed and delivered by each such Guarantor. When the Exchange Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Exchange Notes are issued, authenticated and delivered, the Guarantees to be endorsed on the Exchange Notes will conform as to legal matters in all material respects to the description thereof in the Offering Memorandum.

        (m) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the First Mortgage Notes was incurred, and the indebtedness represented by the First Mortgage Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the First Mortgage Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the First Mortgage Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the First Mortgage Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the First Mortgage Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the First Mortgage Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the First Mortgage Notes) able to pay their respective debts as they mature.

        (n) The Registration Rights Agreement has been duly authorized by the Company and each of the Guarantors (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date) and, on the Closing Date, will have been duly executed and delivered by the Company and each of the Guarantors. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters in all material respects to the description thereof in the Offering Memorandum.

        (o) The Acquisition Agreement, as amended on April 13, 1999 (the "Acquisition Agreement"), (i) has been duly and validly authorized by Royster-Clark Group and, when duly, executed and delivered by Royster-Clark Group, will be the legal, valid and binding obligation of Royster-Clark Group, enforceable against Royster-Clark Group in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Acquisition Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

        (p) The Company has notified the Initial Purchasers of any and all amendments to the Acquisition Agreement, including the amendment described in paragraph (o) above, and has delivered a copy of all such amendments to the Initial Purchasers. The Acquisition Agreement has not been amended after April 13, 1999.

        (q) As of the Closing Date, the Senior Secured Credit Facility (i) will be duly and validly authorized executed and delivered by each of the Company and the Guarantors (to the extent that each is a party thereto), will be the legal, valid and binding obligation of the Company and the Guarantors (to the extent that each is a party thereto), enforceable against each of them in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally, (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (iii) securities laws prohibiting or limiting the availability of, and public policy against, indemnification or contribution. The Offering Memorandum contains a summary of the material terms of the Senior Secured Credit Facility, which is accurate in all material respects.

        (r) The Company will apply the net proceeds from the offering and sale of the First Mortgage Notes in a manner substantially similar to the description set forth in the Offering Memorandum under "Use of Proceeds."

        (s) No action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of this Agreement, the Indenture, the Notes, the Guarantees, the Security Agreements listed on Schedule C hereto, the Registration Rights Agreement, the issuance of the First Mortgage Notes or the Guarantees, or suspends the sale of the First Mortgage Notes or the Guarantees in any jurisdiction referred to in Section 5(f); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the First Mortgage Notes or the Guarantees in any jurisdiction referred to in Section 5(f).

        (t) Except that would not have a Material Adverse Effect, no action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of the Acquisition Agreement and the Senior Secured Credit Facility, the issuance of the First Mortgage Notes or the Guarantees, or suspends the sale of the First Mortgage Notes or the Guarantees in any jurisdiction referred to in Section 5(f); and no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company or any of its subsidiaries which would prevent or suspend the issuance or sale of the First Mortgage Notes or the Guarantees in any jurisdiction referred to in Section 5(f).

        (u) Neither Royster-Clark Group, the Company or any of the Company's subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Royster-Clark Group, the Company and the Company's subsidiaries, taken as a whole, to which Royster-Clark Group, the Company or any of the Company's subsidiaries is a party or by which Royster-Clark Group, the Company or any of the Company's subsidiaries or their respective property is bound, except for any such default which would not have a Material Adverse Effect.

        (v) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date), compliance by the Company and each of the Guarantors (other than AgriBusiness and the Special Purpose

Subsidiaries prior to, but not on or after, the Closing Date) with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency that has not been obtained (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Royster-Clark Group, the Company or any of the Company's subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to Royster-Clark Group, the Company and the Company's subsidiaries, taken as a whole, to which Royster-Clark Group, the Company or any of the Company's subsidiaries is a party or by which Royster-Clark Group, the Company or any of the Company's subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Royster-Clark Group, the Company, any of the Company's subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which Royster-Clark Group, the Company or any of the Company's subsidiaries is a party or by which Royster-Clark Group, the Company or any of the Company's subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of Royster-Clark Group, the Company or any of the Company's subsidiaries or result in any other impairment of the rights of the holder of any such Authorization except for, in the case of clauses (i) and (v), which would not have a Material Adverse Effect;

        (w) There are no legal or governmental proceedings pending or to the Company's knowledge threatened to which Royster-Clark Group, the Company or any of the Company's subsidiaries is or to the Company's knowledge could be a party or to which any of their respective property is or to the Company's knowledge could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect.

        (x) Except as disclosed in the Offering Memorandum, the Company and each of the Company's subsidiaries is in material compliance with all applicable existing federal, state, local and foreign laws and regulations relating to protection of the environment or human health as affected by environmental matters or imposing liability or standards of conduct concerning the management or disposal of any Hazardous Material (as hereinafter defined) ("Environmental Laws"), and to the Company's and the Guarantors' knowledge, after due inquiry, there are no circumstances that may prevent or interfere with such compliance in the future except, in each case of any of the above, where such noncompliance, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended,
(ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other applicable Environmental Law.

        (y) Except as disclosed in the Offering Memorandum, none of the Company or any of the Company's subsidiaries has received any written notice from any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of the Company's subsidiaries arising out of, based on or resulting from (i) the presence or release into the environment of any Hazardous Material at any location, whether or not owned by the Company or any of the Company's subsidiaries or (ii) any violation or alleged violation of any Environmental Law, except, in each case, where such potential liability, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

        (z) Except as disclosed in the Offering Memorandum, to the knowledge of the Company and the Guarantors after due inquiry, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge or disposal of any Hazardous Material, that could reasonably be expected to form the basis under any Environmental Law of any liability of, or requirement to take (or refrain from taking) any action by, (i) the Company or any of the Company's subsidiaries or (ii) any person or entity whose liability for any claim the Company or any of the Company's subsidiaries has retained or assumed either contractually or by operation of law, except, in each case, where such liability or requirement to take (or refrain from taking) action, singly or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

        (aa) Each of Royster-Clark Group, the Company and the Company's subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of Royster-Clark Group, the Company and the Company's subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; nor have they received any notice from any authority or governing body which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to Royster-Clark Group, the Company or any of the Company's subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

        (bb) Except as disclosed in the Offering Memorandum, neither the Company or any of the Company's subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which could not reasonably be expected, singly or in the aggregate, to have a Material Adverse Effect.

        (cc) There is no (i) significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or any of the Company's subsidiaries before the National Labor Relations Board or any state or local labor relations board, (ii) strike, labor dispute, slowdown or stoppage pending or threatened against the Company or any of the Company's subsidiaries or (iii) union representation question existing with respect to the employees of the Company or any of the Company's subsidiaries, except in the case of clauses (i), (ii) and (iii) for such actions which, singly or in the aggregate, would not have a Material Adverse Effect. To the best knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or any of the Company's subsidiaries that would have a Material Adverse Effect.

        (dd) The Company and the Company's subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and the Company's subsidiaries, in each case free and clear of all Liens and defects, except for Permitted Liens described in the Offering Memorandum in relation to the Mortgaged Property (as defined below) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Company's subsidiaries; and any real property and buildings held under lease by the Company and the Company's subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Company's subsidiaries, in each case except as described in the Offering Memorandum.

        (ee) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("intellectual property") currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

        (ff) The accountants for the Company and AgriBusiness, KPMG Peat Marwick LLP and Ernst & Young, LLP, respectively, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum, are independent public accountants with respect to the Company and AgriBusiness as required by the Act and the Exchange Act. The historical financial statements, together with related schedules and notes, set forth in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

        (gg) The historical financial statements, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering

Memorandum at the respective dates or for the respective periods to which they apply in all material respects; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

        (hh) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

        (ii) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (jj) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

        (kk) The Company is not and, after giving effect to the offering and sale of the First Mortgage Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

        (ll) Except as described in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Guarantees registered pursuant to any Registration Statement.

        (mm) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the First Mortgage Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

        (nn) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or (ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

        (oo) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of Royster-Clark Group, the Company and the Company's subsidiaries, taken as a whole, or on the validity of this Agreement or the other Operative Documents, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of Royster-Clark Group, the Company or any of the Company's subsidiaries and (iii) neither Royster-Clark Group, the Company or any of the Company's subsidiaries has incurred any material liability or obligation, direct or contingent.

        (pp) The Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

        (qq) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained herein and compliance by the Initial Purchasers of their agreements contained herein, prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

        (rr) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the First Mortgage Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the First Mortgage Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

        (ss) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the First Mortgage Notes or the Guarantees.

        (tt) The Company has not and will not offer or sell the First Mortgage Notes in reliance on Regulation S except in offshore transactions.

        (uu) The Company has not and will not offer or sell the First Mortgage Notes pursuant to Regulation S as part of a plan or scheme to evade the registration provisions of the Act.

        (vv) No registration under the Act of the First Mortgage Notes or the Guarantees is required for the sale of the First Mortgage Notes and the Guarantees to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.

        (ww) Except for the simultaneous closing of the offering of the First Mortgage Notes contemplated hereby and the acquisition of AgriBusiness and Royster-Clark from its owners, all conditions precedent to the Company's, Royster-Clark Group's and the Company's subsidiaries' obligation to effect the Transactions, as defined in the Offering Memorandum, have been performed, complied with, otherwise satisfied, or duly waived and no other action is required except for delivery of the proceeds of the sale of the First Mortgage Notes in order to consummate the Transactions. If waived, any material condition so waived has been identified to the Initial Purchasers.

        (xx) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchasers as to the matters covered thereby.

        (yy) To the Company's and each of the relevant Guarantor's knowledge (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date), the Company and the relevant Guarantors own good, marketable and insurable fee simple title to the property, plant and equipment and certain related assets of the Company and its subsidiaries (the "Mortgaged Property") encumbered by the first priority security interest listed on Schedule C hereto, which on the Closing Date, will be free and clear of all Liens, other than the Permitted Liens applicable to the Mortgaged Property. Except as disclosed in writing to the Collateral Agent, there are no outstanding options to purchase or rights of first refusal or restrictions on transferability affecting the Mortgaged Property.

        (zz) To the Company's and each of the relevant Guarantor's knowledge (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date), the Company, the relevant Guarantors, the Mortgaged Property and the Company's and such Guarantor's use thereof and operations thereat comply with all applicable legal requirements (including, without limitation, building and zoning ordinances and codes), except for noncompliance which would not have a Material Adverse Effect. Neither the Company or any Guarantor (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date) is in default or violation of any order, writ, injunction, decree or demand of any regulatory or governmental authority except for defaults or violations which would not have a Material Adverse Effect.

        (aaa) To the Company's and each Guarantor's knowledge (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date), no taking has been commenced or is contemplated with respect to all or any portion of the Mortgaged Property or for the relocation of roadways providing access to the Mortgaged Property. To the Company's and each Guarantor's knowledge (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing
Date), there are no actions, suits, claims, legal proceedings or other proceedings affecting the Mortgaged Property or any portion thereof, before any court or agency the adverse determination of which would have a Material Adverse Effect.

        (bbb) To the Company's and each Guarantor's knowledge (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date), the Mortgaged Property has adequate rights of access to public ways and is served by water, electric, sewer, sanitary sewer and storm drain facilities except as would not have a Material Adverse Effect. To the Company's and each Guarantor's knowledge (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date), all public utilities necessary to the continued use and enjoyment of the Mortgaged Property as presently used and enjoyed are located in the public right-of-way abutting the premises or within easements serving the premises, and all such utilities are connected so as to serve the Mortgaged Property without passing over other property except for such easements or land of the utility company providing such utility service, in each case except as previously disclosed to the Collateral Agent or except for matters which would not have a Material Adverse Effect. To the Company's and each Guarantor's knowledge (other than AgriBusiness and the Special Purpose Subsidiaries prior to, but not on or after, the Closing Date), all roads necessary for the full utilization of the Mortgaged Property for its current purpose have been completed and dedicated to public use and accepted by all regulatory and governmental authorities or are the subject of leases or access easements for the benefit of the Mortgaged Property except as would not have a Material Adverse Effect.

        (ccc) As of the Closing Date, the execution and delivery of (i) the mortgages and Deeds of Trust (collectively, the "Mortgages") and (ii) the security and pledge agreement providing for (a) the pledge of all of the equity interests of the Special Purpose Subsidiaries and (b) the grant to the Collateral Agent for the ratable benefit of the holders of First Mortgage Notes of a first priority interest in the Mortgaged Property that constitute equipment and certain other assets of the Company and its subsidiaries (the "Security Agreement") will create a valid and enforceable first priority Lien on the Mortgaged Property, as security for the repayment of the First Mortgage Notes, subject only to Permitted Liens. As of the Closing Date, each of the Mortgages and the Security Agreement will establish and create a valid, subsisting and enforceable Lien on and a security interest in, or claim to, the Company's or Guarantor's interest in the rights and property described therein. As of the Closing Date, the Mortgages and the UCC financing statements will be in appropriate form for recording and for filing as a financing statement to protect, preserve and perfect the liens and security interests, and will be filed or recorded, as appropriate, or irrevocably delivered to an agent for recordation or filing, in all places necessary to perfect a valid first priority lien with respect to the rights and property that are the subject of any of the Security Agreements to the extent that such security interest under the UCC can be perfected by such filing or recording.

        (ddd) Except as disclosed in writing to the Collateral Agent, and to the Company's and the Guarantor's knowledge, there are no pending or proposed special or other assessments for public improvements or otherwise affecting the Mortgaged Property other than those that would not have a Material
Adverse Effect, nor are there any contemplated improvements to the Mortgaged Property that may result in such special or other assessments other than those that would not have a Material Adverse Effect.

        (eee) To the Company's and each Guarantor's knowledge, the Company and such Guarantor have obtained all permits necessary to the use and operation of the Mortgaged Property, except where the failure to obtain such permit would not have a Material Adverse Effect. The use being made of the Mortgaged Property is in conformity in all material respects with the certificate of occupancy and/or permits for the Mortgaged Property and any other restrictions, covenants or conditions affecting the Mortgaged Property.

        (fff) To the Company's and each Guarantor's knowledge, none of the buildings within the Mortgaged Property is located in a special flood hazard area as defined by the Federal Insurance Administration except as shown on the survey or would not have a Material Adverse Effect.

        (ggg) To the Company's and each Guarantor's knowledge, the Mortgaged Property is free of material structural defects and all material building systems contained therein are in good working order subject to ordinary wear and tear.

        (hhh) To the Company's and each Guarantors' knowledge, (i) no improvements on adjoining properties encroach upon the Mortgaged Property,
(ii) no easements or other encumbrances upon the Mortgaged Property encroach upon any of the improvements, so as to affect the value or marketability of the Mortgaged Property except those which are insured against by title insurance, (iii) no improvements encroach upon a property lien or easement, requiring removal and relocation of all or a portion of the improvements at the facility, and (iv) all of the Improvements comply with all requirements of any applicable zoning and subdivision laws and ordinances, except for noncompliance that would not have a Material Adverse Effect.

        (iii) The Mortgaged Property is not subject to any leases. To the Company's and each Guarantor's knowledge, no person has any possessory interest in the Mortgaged Property or right to occupy the same which would have a Material Adverse Effect on the Company's or a Guarantor's operation of the Mortgaged Property, except under and pursuant to the provisions of the leases set forth in the first sentence hereof.

     The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 9 hereof, counsel to the

Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     7. Initial Purchasers' Representations and Warranties.

     Each of the Initial Purchasers, severally and not jointly, represents and warrants to the Company and the Guarantors, and agrees that:

        (a) Such Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the First Mortgage Notes.

        (b) Such Initial Purchaser (A) is not acquiring the First Mortgage Notes with a view to any distribution thereof or with any present intention of offering or selling any of the First Mortgage Notes in a transaction that would violate the Act or the securities laws of any state of the United
States or any other applicable jurisdiction and (B) will be reoffering and reselling the First Mortgage Notes only to (x) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

        (c) Such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its representatives in connection with the offer and sale of the First Mortgage Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

        (d) Such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the First Mortgage Notes only from, and will offer to sell the First Mortgage Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the First Mortgage Notes only to, and will solicit offers to buy the First Mortgage Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the First Mortgage Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k) (taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such First Mortgage Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VI) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such First

Mortgage Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

        (e) Such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the First Mortgage Notes or the Guarantees.

        (f) The First Mortgage Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

        (g) The sale of the First Mortgage Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

        (h) Such Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

        (i) Such Initial Purchaser agrees that it will not offer, sell or deliver any of the First Mortgage Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take whatever reasonable action is required to permit its purchase and resale of the First Mortgage Notes in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

     8. Indemnification.

        (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, its directors, its officers and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any reasonable legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of First Mortgage Notes pursuant to Section 5(i) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers furnished in writing to the Company by such Initial Purchasers; provided, however, that the foregoing indemnity agreement with respect to any

Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchasers who failed to deliver a Final Offering Memorandum, as then amended or supplemented, (so long as the Final Offering Memorandum and any amendment or supplement thereto was provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Final Offering Memorandum, as so amended or supplemented.

        (b) Each Initial Purchaser agrees to severally and not jointly indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchaser but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by each Initial Purchaser (and not with respect to the information provided by any other Initial Purchaser) expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto.

        (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party (which shall not be unreasonably withheld or delayed), effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

        (d) To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers on the other hand from the offering of the First Mortgage Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the First Mortgage Notes
(after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the First Mortgage Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Guarantors, and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 8(d) are several in proportion to the respective principal amount of First Mortgage Notes purchased by each of the Initial Purchasers hereunder and not joint.

        (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9. Conditions of Initial Purchasers' Obligations.

     The obligations of the Initial Purchasers to purchase the First Mortgage Notes under this Agreement are subject to the satisfaction of each of the following conditions:

        (a) All of the Company's subsidiaries that are not a party to this Agreement on the date hereof shall have signed the Purchase Agreement Supplement, which shall substantially be in the form of Exhibit B hereto.

        (b) (i) The Special Purpose Subsidiaries will, on the Closing Date, (1) hold indefeasible fee simple title to each of the properties listed on Exhibit A hereto, subject only to recordation of recordable deeds which have been delivered to the Chicago Title Company together with irrevocable instructions to record such deeds immediately and (2) hold indefeasible fee simple title to no fewer than 270 of the properties listed on Exhibit B hereto (other than those properties that are owned by IMC Global, Inc. and Vigoro Corporation), subject only to recordation of recordable deeds which have been delivered to the Chicago Title Company together with irrevocable instructions to record such deeds immediately and (ii) the Company and IMC Global, Inc. will enter into an agreement, of which the Trustee will be a third party beneficiary, reasonably satisfactory to the Initial Purchasers, whereby (1) IMC Global, Inc. and each of its direct and indirect subsidiaries that owns or has been represented to own one or more of the properties listed on Exhibit B shall agree that it shall , as soon as practicable but no later than 30 days after the Closing Date, after the confirmed record owner of each Exhibit B property has been identified by the Company, (a) execute, deliver and record a deed, or (b) obtain from the then record owner of each such property an executed deed, and deliver and record the same, sufficient to convey indefeasible fee simple title to each of such properties from the confirmed record owner of such property to that Special Purpose Subsidiary designated by the Company, and (2) IMC
Global, Inc. will agree to indemnify the Trustee, as Collateral Agent for the holders of the Notes, and each of the Special Purpose Subsidiaries, for the full value of any of the properties (such value to be determined by Valuation Research, Inc.) listed on Exhibit B as to which indefeasible fee simple title has not been so conveyed unless such conveyance occurs no later than 30 days after the Closing Date.

        (c) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

        (d) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any Guarantor or any securities of the Company or any Guarantor (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any Guarantor or any securities of the Company or any Guarantor by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

        (e) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, or in the validity of this Agreement or the other Operative Documents, (ii) there shall not have been any material adverse change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the First Mortgage Notes on the terms and in the manner contemplated in the Offering Memorandum.

        (f) The Company shall have consummated The Transactions (as defined in the Offering Memorandum) in the manner and on the terms described in the Offering Memorandum under the caption "The Transactions," including (i) the $10.0 million of non-cash pay junior subordinated notes purchased by IMC Global, Inc., (ii) the $10.0 million of non-cash pay junior subordinated notes purchased by 399 Ventures, (iii) the $20.5 million of rollover equity contributed by certain members of management and (iv) there shall not have been any amendment or material waiver under the Acquisition Agreement after April 13, 1999. The Transactions shall have occurred simultaneously with the sale of the First Mortgage Notes to the Initial Purchasers.

        (g) You shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company and each of the Guarantors, confirming the matters set forth in Sections 6(o), 6(oo), 9(c) and 9(d) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions in all material respects herein contained and required to be complied with or satisfied on or prior to the Closing Date.

        (h) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Dechert Price & Rhoads, counsel for the Company and the Guarantors, to the effect that, among other things:

               (i) each of Royster-Clark Group, the Company and the Company's subsidiaries (other than Hutson's Ag Services, Inc. ("Hutson")) has been duly incorporated or formed, is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of incorporation and has the corporate (or limited liability company) power and corporate (or limited liability company) authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

               (ii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not issued in violation of any preemptive or similar rights contained in the Company's certificate of incorporation;

               (iii) all the outstanding shares of capital stock of Royster-Clark Group and the Special Purpose Subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not issued in violation of any preemptive or similar rights contained in their respective certificates of incorporation or formation;

               (iv) the First Mortgage Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) may be limited by equitable principles of general applicability;

               (v) the Guarantees have been duly authorized (other than Hutson) and, when the First Mortgage Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, the Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) may be limited by equitable principles of general applicability;

               (vi) the Indenture has been duly authorized, executed and delivered by the Company and each Guarantor (other than Hutson) and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) may be limited by equitable principles of general applicability;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company and the Guarantors (other than Hutson);

               (viii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors (other than Hutson) and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) may be limited by equitable principles of general applicability;

               (ix) the Exchange Notes have been duly authorized;

               (x) the Security Agreements have been duly authorized, executed and delivered by the Company and each Guarantor (to the extent that each is a party thereto and other than Hutson) and are valid and binding agreements of the Company and each Guarantor (to the extent that each is a party thereto), enforceable against the Company and each Guarantor (to the extent that each is a party thereto) in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) may be limited by equitable principles of general applicability;

               (xi) the Acquisition Agreement, as amended on April 13, 1999, has been duly authorized, executed and delivered by Royster-Clark Group and is a valid and binding agreement of Royster-Clark Group, enforceable against Royster-Clark Group in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (y) may be limited by equitable principles of general applicability;

               (xii) the statements under the captions "Risk Factors---Fraudulent Conveyance Matters," "Description of Certain Other Indebtedness," "Description of First Mortgage Notes" and "Certain Federal Tax Consequences" in the Offering Memorandum, insofar as such statements constitute a summary of the legal matters, documents (or a portion of such documents) or proceedings referred to therein, fairly present in all material respects such legal matters, documents (or such portions of such documents) and proceedings;

               (xiii) to such counsel's knowledge, no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to Royster-Clark Group, the Company or any of the Company's subsidiaries which would prevent or suspend the issuance or sale of the First Mortgage Notes or the Guarantees in any jurisdiction referred to in Section 5(f).

               (xiv) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors (other than Hutson), the compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency that has not been made or obtained (except such as may be required under the securities or Blue Sky laws of the various states, the TIA and the Act in connection with the Exchange Offer and as set forth in the Acquisition Agreement and the schedules thereto and except in connection with the transfers of real property and other assets to the Special Purpose Subsidiaries and permits related thereto), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Royster-Clark Group, the Company or any of the Company's subsidiaries (other than Hutson) or any indenture, loan agreement, mortgage, lease or other agreement or instrument which is included on an annexed schedule to the opinion of such counsel, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over Royster-Clark Group, the Company, any of the Company's subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument which is included on an annexed schedule to the opinion of such counsel and which will include all documents that would be required to be filed on a registration statement on Form S-1, and except that the foregoing opinions in clauses (i) and (iii) are based on only those statutes, rules or regulations which, in the opinion of such counsel, are customarily applicable to securities underwriting and stock purchase transactions or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization except in the case of clauses (i) through (v) to the extent any of the foregoing would not have a Material Adverse Effect.

               (xv) such counsel does not know of any legal or governmental proceedings pending or threatened to which Royster-Clark Group or any of the Special Purpose Subsidiaries is a party or to which any of their respective property is subject, which if determined adversely to Royster-Clark Group or the Special Purpose Subsidiaries would result, singly or in the aggregate, in a Material Adverse Effect;

               (xvi) the Company is not and, after giving effect to the offering and sale of the First Mortgage Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xvii) to such counsel's knowledge, except as described in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Guarantees registered pursuant to any Registration Statement;

               (xviii) the Indenture complies as to form in all material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. It is not necessary in connection with the offer, sale and delivery of the First Mortgage Notes to the Initial Purchasers in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

               (xix) no registration under the Act of the First Mortgage Notes is required for the sale of the First Mortgage Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales assuming that (i) each Initial Purchasers is a QIB or a Regulation S Purchaser, (ii) the accuracy of, and compliance with, the Initial Purchasers' representations and agreements contained in Section 7 of this Agreement, (iii) compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described elsewhere in this Agreement and in the Offering Memorandum and (iv) the accuracy of the representations of the Company and the Guarantors set forth in Sections 6(rr), (ss) and (tt) of this Agreement.

               (xx) The provisions of the Security Agreement to which the Company and the Guarantors are a party, in each case, are sufficient to create in favor of the Trustee a valid security interest in all right, title and interest of the Company or such Guarantor, as the case may be, in those items and types of Collateral described in the Security Agreement in which a security interest may be created under Article 9 of the UCC. The uncertificated membership interests in the Special Purpose Subsidiaries are collateral in which a security interest can be created under Article 9 of the UCC. The Financing Statements have been duly authorized and executed by the Company and the Guarantors and have been delivered to the Trustee for filing. The presentment of the Financing Statements set forth on Schedule B-1, together with the payment of any required filing fees, at each filing office indicated on Schedule B-1 and the recordation thereof is sufficient to perfect the security interests created by the Security Agreement in all right, title and interest of the Company and the Guarantors in those items and types of collateral described in the Security Agreement in which a security interest may be perfected under the UCC by the filing of such financing statements under the UCC.

     The opinion of Dechert Price & Rhoads described in Section 9(h) above shall be rendered to you at the request of the Company and the Guarantors and shall so state therein.

        (i) Additionally, you shall have received on the Closing Date a letter (satisfactory to the Initial Purchasers and counsel for the Initial Purchasers) dated the Closing Date, from Dechert Price & Rhoads, counsel to the Company and the Guarantors, to the effect that such counsel has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable (except for the financial statements and other financial data included therein, as to which such counsel need not express any belief) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In writing such letter, Dechert Price & Rhoads may state that their belief is based upon their participation in the preparation of the Offering Memorandum and any amendment or supplement thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

        (j) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Randolph G. Abood, Director and General Counsel of the Company, to the effect that, among other things:

               (i) each of Royster-Clark Group, the Company and the Company's subsidiaries (other than AgriBusiness) is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

               (ii) all the outstanding shares of capital stock the Company have been duly authorized and validly issued and are fully paid, non-assessable and were not issued in violation of any preemptive or similar rights contained in the Company's certificate of incorporation;

               (iii) the entities listed on Schedule A hereto are the only subsidiaries, direct or indirect, of the Company;

               (iv) to such counsel's knowledge, no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to Royster-Clark Group, the Company or any of the Company's subsidiaries which would prevent or suspend the issuance or sale of the First Mortgage Notes or the Guarantees in any jurisdiction referred to in Section 5(f) or would prevent the consummation of the transactions contemplated by the Operative Documents.

               (v) such counsel does not know of any legal or governmental proceedings pending or threatened to which Royster-Clark Group, the Company or any of the Company's subsidiaries (other than AgriBusiness) is a party or to which any of their respective property is subject, which if determined adversely to Royster-Clark Group, the Company or any of the Company's subsidiaries (other than AgriBusiness) would result, singly or in the aggregate, in a Material Adverse Effect.

               (vi) the execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors (other than Hutson), the compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Royster-Clark Group, the Company or any of the Company's subsidiaries (other than Hutson) or any indenture, loan agreement, mortgage, lease or other agreement or instrument which is included on an annexed schedule to the opinion of such counsel and (ii) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument which is included on an annexed schedule to the opinion of such counsel and which will include all documents that would be required to be filed on a registration statement on Form S-1 to the extent any of the foregoing would not have a Material Adverse Effect;

        (k) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Phillip Gordon, Senior Vice President and General Counsel of IMC Global,
Inc., to the effect that, among other things:

               (i) each of IMC AgriBusiness, Inc., IMC Nitrogen Company and Hutson has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and corporate authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

               (ii) each of IMC AgriBusiness, Inc., IMC Nitrogen Company and Hutson is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

               (iii) all the outstanding shares of capital stock of each of IMC AgriBusiness, Inc., IMC Nitrogen Company and Hutson have been duly authorized and validly issued and are fully paid, non-assessable and have not been issued in violation of any preemptive or similar rights contained in each of the company's certificates of incorporation;

               (iv) such counsel does not know of any legal or governmental proceedings pending or threatened to which AgriBusiness is a party or to which any of its respective property is subject, which if determined adversely to AgriBusiness would result, singly or in the aggregate, in a Material Adverse Effect;

        (l) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Initial Purchasers), dated the Closing Date, of Stites & Harbison, to the effect that, among other things:

               (i) Hutson has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and corporate authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties;

               (ii) the Guarantee of Hutson has been duly authorized;

               (iii) the Indenture has been duly authorized, executed and delivered by Hutson;

               (iv) this Agreement has been duly authorized, executed and delivered by Hutson;

               (v) The Registration Rights Agreement has been duly authorized, executed and delivered by Hutson;

               (vi) the Exchange Notes have been duly authorized;

               (vii) the Security Agreements have been duly authorized, executed and delivered by Hutson;

        (m) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

        (n) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from KPMG Peat Marwick LLP and Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

        (o) The First Mortgage Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

        (p) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee.

        (q) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company and the Guarantors.

        (r) Neither the Company nor the Guarantors shall have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company or the Guarantors, as the case may be, in any material respect at or prior to the Closing Date.

        (s) The Company (1) shall have consummated The Transactions (as defined in the Offering Memorandum) in the manner and on the terms described in the Offering Memorandum under the caption "The Transactions," including (i) the $10.0 million of non-cash pay junior subordinated notes purchased by IMC Global, Inc., (ii) the $10.0 million of non-cash pay junior subordinated notes purchased by 399 Ventures, (iii) the $20.5 million of rollover equity contributed by certain members of management and (iv) the transfer of substantially all of the Farmarkets/retail centers to the Special Purpose Subsidiaries and (2) there is no amendment or waiver under the Acquisition Agreement. The Transactions shall have occurred simultaneously with the sale of the First Mortgage Notes to the Initial Purchasers.

        (t) The Acquisition Agreement, as amended on April 13, 1999, shall be in full force and effect, all conditions thereto shall have been satisfied, and no material condition shall have been waived without the express written consent of the Initial Purchasers.

        (u) The Initial Purchasers shall have received on the Closing Date a solvency opinion, dated the Closing Date, of Valuation Research Corporation, in form and substance reasonably satisfactory to the Initial Purchasers.

     10. Effectiveness of Agreement and Termination.

     This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchasers' judgment, is material and adverse and, in the Initial Purchasers' judgment, makes it impracticable to market the First Mortgage Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     If on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase the First Mortgage Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of the First Mortgage Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed to refused to purchase is not more than one-tenth of the aggregate principal amount of the First Mortgage Notes to be purchased on such date of all Initial Purchasers, each non-defaulting Initial Purchaser shall be obligated severally, in the proportion which the principal amount of the First Mortgage Notes set forth opposite its name in Schedule B bears to the aggregate principal amount of the First Mortgage Notes which all the non-defaulting Initial Purchasers, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the First Mortgage Notes which such defaulting Initial Purchaser or Initial Purchasers, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of the First Mortgage Notes which any Initial Purchasers have agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of the First Mortgage Notes without the written consent of such Initial Purchasers. If on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase the First

Mortgage Notes and the aggregate principal amount of the First Mortgage
Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the First Mortgage Notes to be purchased by all Initial Purchasers and arrangements satisfactory to the Initial Purchasers and the Company for purchase of such the First Mortgage Notes are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchasers and the Company and the Guarantors. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of any such Initial Purchasers under this Agreement.

     11. Miscellaneous.

     Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to Royster-Clark, Inc., 10 Rockefeller Plaza - Suite 1120, New York, New York 10020, (212) 332-2965 and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the First Mortgage Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the First Mortgage Notes and payment for them hereunder and (iii) termination of this Agreement.

     If for any reason the First Mortgage Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor (by execution of this Agreement or the Purchase Agreement Supplement as applicable), jointly and severally, agree to reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(j) hereof. The Company and each Guarantor (by execution of this Agreement or the Purchase Agreement Supplement as applicable) also agree, jointly and severally, to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchasers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all reasonable fees and expenses (including without limitation the reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8).

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the First Mortgage Notes from the Initial Purchasers merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.



                            [Signature Page Follows]

                      [Purchase Agreement - Signature Page]

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers.

                                         Very truly yours,

                                         ROYSTER-CLARK, INC.



                                         By: /s/ Walter R. Vance
                                             -----------------------------------
                                              Name:
                                              Title:

                                         ROYSTER-CLARK GROUP, INC.



                                         By: /s/ Walter R. Vance
                                             -----------------------------------
                                              Name:
                                              Title:

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION



By:  /s/ David P. Faris
     ----------------------------------
     Name:  David P. Faris
     Title: Vice President



J.P. MORGAN SECURITIES INC.



By:  /s/ Kenneth A. Lang
     ----------------------------------
     Name:  Kenneth A. Lang
     Title: MD

                                   SCHEDULE A

                                   Guarantors

                  Royster-Clark Group, Inc.
                  Royster-Clark Realty LLC
                  Royster-Clark AgriBusiness Realty LLC
                  Royster-Clark Hutson's Realty LLC
                  Royster-Clark Nitrogen Realty LLC
                  Royster-Clark Resources LLC
                  IMC AgriBusiness, Inc.
                  Hutson's Ag Services, Inc.
                  IMC Nitrogen Company

                                   SCHEDULE B

                                                           Principal Amount of
Initial Purchasers                                         First Mortgage Notes
------------------                                         --------------------

Donaldson, Lufkin & Jenrette                                   $150,000,000
  Securities Corporation
J.P. Morgan Securities Inc.                                    $ 50,000,000
                                                               ------------
Total                                                          $200,000,000
                                                               ============

                                   SCHEDULE C

                             The Security Agreements


Deeds of Trust/Mortgages

1. Deed of trust, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by Royster-Clark, Inc., a Delaware corporation, to Chicago Title Insurance Company, a Missouri corporation, as Trustee, for the benefit of the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Wilmington);

2. Deed of trust, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by Royster-Clark, Inc., a Delaware corporation, to Chicago Title Insurance Company, a Missouri corporation, as Trustee, for the benefit of the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Washington);

3. Deed of trust, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, to Chicago Title Insurance Company, a Missouri corporation, as Trustee, for the benefit of the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Winston-Salem);

4. Deed of trust, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by Royster-Clark, Inc., a Delaware corporation, to Chicago Title Insurance Company, a Missouri corporation, as Trustee, for the benefit of the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Chesapeake);

5. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Florence);

6. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Mulberry);

7. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with

Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Americus);

8. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Marseilles);

9. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Cincinnati);

10. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Columbus);

11. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Washington C.H.);

12. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Mt. Sterling);

13. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Hartsville);

14. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Murray);

15. Mortgage, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by Royster-Clark, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Madison);

16. Deed to secure debt, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Americus); and

17. Deed to secure debt, assignment of rents and leases, security agreement and fixture filing dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, as successor in interest by merger with Hutson Company, Inc., to the United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes (Tifton).

Security Agreements

1. Security Agreement dated April 22, 1999, by IMC Nitrogen Company, a Delaware corporation, in favor of United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes;

2. Security Agreement dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, in favor of United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes; and

3. Security Agreement dated April 22, 1999, by Royster-Clark, Inc., a Delaware corporation, in favor of United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes.

Collateral Assignments of LLC Interests

1. Collateral Assignment of LLC Interests dated April 22, 1999, by IMC Nitrogen Company, a Delaware corporation, in favor of United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes;

2. Collateral Assignment of LLC Interests dated April 22, 1999, by Hutson's Ag Services, Inc., a Kentucky corporation, in favor of United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes;

3. Collateral Assignment of LLC Interests dated April 22, 1999, by Royster-Clark, Inc., a Delaware corporation, in favor of United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes; and

4. Collateral Assignment of LLC Interests dated April 22, 1999, by IMC AgriBusiness, Inc., a Delaware corporation, in favor of United States Trust Company of New York, a bank and trust company organized under the banking laws of New York, as Collateral Agent, for and on behalf of the holders of the First Mortgage Notes.

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B

                          Purchase Agreement Supplement



     THIS PURCHASE AGREEMENT SUPPLEMENT is a supplement to that certain Purchase Agreement, dated as of April 15, 1999 (the "Purchase Agreement"), among Royster-Clark, Inc. (the "Company"), a Delaware corporation, Royster-Clark Group, Inc., as Guarantor, and Donaldson, Lufkin and Jenrette Securities Corporation and J.P. Morgan Securities Inc.

     As a result of the acquisition by the Company of IMC AgriBusiness, Inc., Hutson's Ag Services, Inc. and IMC Nitrogen Company (collectively, "AgriBusiness") from IMC Global, Inc., and the formation of limited purpose subsidiaries Royster-Clark Realty LLC, Royster-Clark AgriBusiness Realty LLC, Royster-Clark Hutson's Realty LLC, Royster-Clark Nitrogen Realty LLC and Royster-Clark Resources LLC (collectively, the "Limited Liability Companies" and, together with AgriBusiness, the "New Guarantors"), each of the New Guarantors has become a direct or indirect subsidiary of the Company and hereby agrees to be bound by the terms and provisions applicable to the Guarantors under the Purchase Agreement, including but not limited to the agreements in Section 5 thereof and the representations in Section 6 thereof, as if each of the undersigned had executed the Purchase Agreement on the date thereof.

     This Purchase Agreement Supplement does not cancel or extinguish any right or obligation of the parties to the Purchase Agreement. The parties hereto agree that the Purchase Agreement shall be supplemented only with respect to the matters referred to herein and the provisions of the Purchase Agreement are otherwise in full force and effect.

     Terms used but not defined herein shall have the meanings given to them in the Purchase Agreement. This Purchase Agreement Supplement may be executed in one or more counterparts and, if executed in more that one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

     This Purchase Agreement Supplement shall be governed by and construed in accordance with the laws of New York, without regard to the conflict of law rules thereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this Purchase Agreement Supplement as of April 22, 1999.

                                         NEW GUARANTORS:

                                              IMC AGRIBUSINESS, INC.
                                              HUTSON'S AG SERVICES, INC.
                                              IMC NITROGEN COMPANY

                                              By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                         ROYSTER-CLARK REALTY LLC
                                         ROYSTER-CLARK AGRIBUSINESS REALTY LLC
                                         ROYSTER-CLARK HUTSON'S REALTY LLC
                                         ROYSTER-CLARK NITROGEN REALTY LLC
                                         ROYSTER-CLARK RESOURCES LLC


                                         By:
                                              -----------------------------
                                              Name:
                                              Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION


By:
     -------------------------------
     Name:
     Title:


J.P. MORGAN SECURITIES INC.


By:
     -------------------------------
     Name:
     Title:

                                  SCHEDULE B-1



I.   UCC Filings - Security Agreement Collateral

     A.   Filing Office - Royster-Clark, Inc.

          1.   State Filings

               a.  North Carolina Secretary of State (Wilmington, Washington)

               b.  Virginia State Corporation Commission (Chesapeake)

               c.  Wisconsin Secretary of State (Madison)

               d.  Delaware Secretary of State

               e.  New York Secretary of State

          2.   County Filings

               a.  New Hanover County, North Carolina UCC Records (Wilmington)

               b.  Beaufort County, North Carolina UCC Records (Washington)

               c.  Independent City of Chesapeake, Virginia (Chesapeake)

               d.  New York County

     B.   Filing Office - IMC AgriBusiness, Inc.

          1.   State Filings

               a.  Alabama Secretary of State (Florence)

               b.  Illinois Secretary of State (Marseilles)

               c.  North Carolina Secretary of State (Winston-Salem)

               d. Ohio Secretary of State (Cincinnati, Columbus, Washington C.H., Mt. Sterling)

               e.  South Carolina Secretary of State (Hartsville)

               f.  Kentucky Secretary of State (Murray)

               g.  Florida Secretary of State (Mulberry)

               h.  New York Secretary of State

               i.  Delaware Secretary of State

          2.   County Filings

               a.  Hamilton County, Ohio UCC Records (Cincinnati)

               b.  Franklin County, Ohio UCC Records (Columbus)

               c.  Fayette County, Ohio UCC Records (Washington C.H.)

               d.  Madison County, Ohio UCC Records (Mt. Sterling)

               e.  Forsyth County, North Carolina (Winston-Salem)

               f.  Jefferson County (where IMC AgriBusiness, Inc.'s Registered

                   Agent is located in Kentucky) (Murray)

               g.  New York County

               h.  Sumter County, Georgia (Americus, Tifton)

     C.   Filing Office - IMC Nitrogen Company

          1.   State Filings

               a.  Illinois Secretary of State (East Dubuque)

               b.  New York Secretary of State

               c.  Delaware Secretary of State

          2.   County Filings

               a.  New York County

II.  UCC Filings - Pledge Agreement Collateral

     A.   Royster-Clark, Inc.

          1.   Delaware Secretary of State

          2.   New York Secretary of State

          3.   New York County

     B.   IMC AgriBusiness, Inc.

          1.   Delaware Secretary of State

          2.   New York Secretary of State

          3.   New York County

     C.   Hutson's Ag Services, Inc.

          1.   Kentucky Secretary of State

          2.   New York Secretary of State

          3.   New York County

     D.   IMC Nitrogen Company

          1.   Delaware Secretary of State

          2.   New York Secretary of State

          3.   New York County